UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  August 16, 2016
Diebold, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On August 16, 2016, Diebold, Incorporated (“Diebold”) issued an ad hoc disclosure to the public pursuant to Art. 17 (1) of Regulation (EU) No 596/2014 of the European Parliament and of the Council on market abuse (Market Abuse Regulation) (“MAR”) announcing that the management of Diebold Holding Germany Inc. & Co. KGaA, as well as the management and supervisory board of Wincor Nixdorf AG approved the final draft of a domination and profit-and-loss transfer agreement. A copy of the ad hoc disclosure to the public is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Diebold is furnishing the information in this Item 7.01 and in Exhibit 99.1 to comply with Regulation FD. The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed with this report:

99.1
Disclosure to the Public pursuant to Art. 17 (1) MAR issued by Diebold, dated August 16, 2016, concerning the domination and profit-and-loss transfer agreement (furnished and not filed for purposes of Item 7.01).

CAUTIONARY STATEMENT ABOUT FORWARD LOOKING STATEMENTS

Certain statements contained in this communication regarding matters that are not historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future including, without limitation, the business combination with Wincor Nixdorf and the entry into and consummation of the domination and profit-and-loss transfer agreement. Such forward-looking statements are based on the current expectations of Diebold and involve risks and uncertainties because such statements relate to events and depend on circumstances that may or may not occur in the future; consequently, actual results may differ materially from those expressed or implied in the statements. Forward-looking statements are not guarantees of future performance. In addition, risks and uncertainties related to the domination and profit-and-loss transfer agreement include, but are not limited to, the risk that the domination and profit-and-loss transfer agreement may not be approved or its effectiveness be delayed as a result of litigation or otherwise or may not occur, risks associated with any contestation or appraisal proceedings in relation to the domination and profit-and-loss transfer agreement, the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement or the domination and profit-and-loss transfer agreement, including the failure to obtain regulatory approvals, and risks associated with the impact the business combination agreement, the domination and profit-and-loss transfer agreement and any related litigation may have on the business and operations of the combined company, including on the ability of the combined company to retain and hire key personnel, and maintain relationships with its suppliers. These risks, as well as other risks are more fully discussed in Diebold’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Any forward looking statements speak only as at the date of this document. Except as required by applicable law, neither Diebold nor Wincor Nixdorf undertakes any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold, Incorporated
August 16, 2016	By:	/s/ Jonathan B. Leiken
		Name:	Jonathan B. Leiken
		Title:	Senior Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1
Disclosure to the Public pursuant to Art. 17 (1) MAR issued by Diebold, dated August 16, 2016, concerning the domination and profit-and-loss transfer agreement (furnished and not filed for purposes of Item 7.01).